The Cboe Vest Family of Funds
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
855.505.VEST (8378)

Cboe Vest Defined Distribution Strategy Fund

Cboe Vest S&P 500® Buffer Strategy Fund (All Series including the January - December Series)

Cboe Vest S&P 500® Enhanced Growth Strategy Fund (All Series including the January - December Series)

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

Cboe Vest S&P 500® Enhance and Buffer Fund

Supplement dated June 12, 2018

To the Cboe Vest Family of Funds’ Prospectuses and Statement of Additional Information dated February 28, 2018
(as supplemented from time to time)

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Change in Co-Portfolio Managers to the Cboe Vest Family of Funds

Effective May 21, 2018, Ms. Rachel Ames replaced Mr. Jonathan Hale as a co-portfolio manager to each of the Cboe Vest Family of Funds.

Prospectuses

The disclosure under “Portfolio Managers” in each of the Cboe Vest Family of Funds’ Prospectuses is replaced with the following:

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception.*

* Note that specific inception dates of each of the Cboe Vest Family of Funds are listed in their respective prospectuses but for purposes of this supplement only the words “inception date” are noted for Messrs. Sood and Rubin.

Howard Rubin, Managing Director of the Adviser, has served as a portfolio manager to the Fund since at least March 2018.

Rachel Ames, a Portfolio Manager of the Adviser, has served as a portfolio manager to the Fund since May 2018.

The disclosure under “The Portfolio Manager” in each of the Cboe Vest Family of Funds’ Prospectuses is replaced with the following:

The Portfolio Managers

The Fund is managed on a day-to-day basis by Karan Sood, Howard Rubin and Rachel Ames.

Mr. Sood has twelve years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest Financial LLC (“Vest”) in 2012. Prior to joining Vest, Mr. Sood worked as a senior manager in new product development at ProShares Advisors LLC. At ProShares he was instrumental in developing several first-to-market derivative based exchange traded funds. Prior to ProShares, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Rubin has over twenty years of experience as a Portfolio Manager. Mr. Rubin joined Vest in 2017. Prior to joining Vest, Mr. Rubin has served as Director of Portfolio Management at ProShare Advisors LLC from December 2007 to September 2013. Mr. Rubin has also served as Senior Portfolio Manager of ProFund Advisors LLC since November 2004 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.

Ms. Ames has over ten years of experience in portfolio management. Ms. Ames joined Vest in 2018. Prior to joining Vest, Ms. Ames served as a Portfolio Manager at ProShares Advisors LLC since October 2013, Associate Portfolio Manager from June 2009 through September 2013 and Portfolio Analyst from June 2004 through June 2009. Ms. Ames holds the Chartered Financial Analyst (CFA) designation and a bachelor’s degree in finance from The George Washington University.

The Cboe Vest Family of Funds’ Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Funds.

Statement of Additional Information

The disclosure under “Portfolio Managers” at page 14 of the Statement of Additional Information is replaced with the following:

Portfolio Managers - As described in the prospectus, Messrs. Karan Sood and Howard Rubin and Ms. Ames serve as Portfolio Managers responsible for each of the day-to-day investment management of the Funds.

This section includes information about the Portfolio Managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is approximate as of April 30, 2018:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Karan Sood	0	0	0	0	58	$14.3	$14.3
Howard Rubin	0	0	0	0	0	0	0
Rachel Ames	0	0	0	0	0	0	0

Conflicts of Interests. Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

As noted above, the Adviser is a subsidiary of CboeVG, which is majority owned by Cboe® Vest, LLC, a wholly-owned subsidiary of Cboe® Holdings, Inc. The remaining portion of CboeVG is owned by certain individuals who operate CboeVG and the Adviser. Cboe® Holdings, Inc. is the holding company for the Chicago Board Options Exchange, Incorporated (“Cboe®”) and other subsidiaries. Cboe® is the largest U.S. options exchange and creator of listed options. Cboe® offers equity, index and ETF options, including proprietary products, such as the S&P 500 options, the most active U.S. index option, and these products may trade on Cboe® affiliated exchanges resulting in transaction and other revenues accruing to Cboe®. In the future and subject to the qualifications set forth below, the Funds may trade options on Cboe®, including options on the S&P 500® Index. The Fund will not pay, and the Cboe® (and its parent and affiliates) will not receive any special compensation or consideration in connection with such transactions other than the typical costs that are associated with conducting such transactions by any other non-affiliated party. Certain options used by the Fund may trade on one or more Cboe® affiliated exchanges, in some cases exclusively on these exchanges, resulting in transaction and other revenues accruing to Cboe®. Additionally, Cboe® Holdings, Inc. owns a minority interest in the OCC, and the securities in which the Funds may take positions are cleared by the OCC. In this regard, the OCC may receive a benefit as a result of the positions taken (i.e., the securities purchased) by the Funds, and, as a result, Cboe® Holdings may indirectly benefit. Additionally, the pricing for certain options positions held by the Funds may be obtained directly or indirectly from Cboe, and Cboe receives a fee for that service. See “Use of Third-Party Pricing Agents” later in this SAI for more information on the Cboe pricing services. The Trust and the Adviser have adopted procedures to ensure that any transactions of the Funds are consistent with applicable regulatory and statutory restrictions on affiliated transactions and are done in a manner that is subject to the oversight of the Trust’s Board of Trustees and is fair and equitable to the Funds. Cboe® is a registered trademark of Cboe® VestSM is a service mark of CboeVG.

Because of certain potential limitations of the Investment Company Act of 1940 associated with trading options on the Chicago Board Options Exchange (“Cboe”) and any other exchanges owned or controlled by Cboe Holdings, Inc. (“Cboe Exchanges”), the Fund will direct all broker-dealers to not effect transactions in options on any Cboe Exchanges until such time that appropriate exemptive and/or no-action relief is obtained from the Securities and Exchange Commission (“SEC”) and/or its staff by the Adviser, the Cboe and/or any mutual funds advised by the Adviser. This restriction shall not prevent the Adviser or the Fund from engaging in other transactions or receiving other services from the Cboe or for which the Cboe may receive a benefit, such as pricing services, provided such transactions and/or the receipt of such services is consistent with applicable statutes, rules, regulations and interpretive positions of the SEC and its staff. Additionally, the restrictions described in this paragraph do not prevent the Funds from engaging in options transactions on exchanges other than Cboe Exchanges where the OCC guarantees performance of such transactions.

Compensation. The Portfolio Managers do not receive compensation that is based upon the Funds, any separate account strategy, partnership or any other commingled account’s, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Adviser for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Adviser. In addition to base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Adviser’s parent company, CboeVG.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of April 30, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds / Name of Fund
Karan Sood	None
Howard Rubin	None
Rachel Ames	None

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE